FOR IMMEDIATE RELEASE

Contacts:
Rob Morton	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
617-444-3641	617-274-7130
rmorton@akamai.com	tbarth@akamai.com

AKAMAI REPORTS SECOND QUARTER 2017 FINANCIAL RESULTS

•	Revenue of $609 million, up 6% year-over-year and 7% when adjusted for foreign exchange*

•	Revenue excluding Internet Platform Customers(1) up 9% year-over-year and 10% when adjusted for foreign exchange*

•	GAAP EPS of $0.33 per diluted share, down 21% year-over-year and up 1% when adjusted for foreign exchange and the dilutive effect of the Soasta acquisition*

•	Non-GAAP EPS of $0.62 per diluted share, down 3% year-over-year and up 4% when adjusted for foreign exchange and the dilutive effect of the Soasta acquisition*

CAMBRIDGE, Mass. – July 25, 2017 – Akamai Technologies, Inc. (NASDAQ: AKAM), the world's largest and most trusted cloud delivery platform, today reported financial results for the second quarter ended June 30, 2017.

“Akamai delivered another solid quarter for revenue and earnings as we continued to diversify our portfolio and customer base,” said Dr. Tom Leighton, Chief Executive Officer. “Revenue from our Web Division customers grew 15% and now accounts for a majority of revenue.  Revenue from our security products alone grew 32% year-over-year to an annualized revenue run rate of nearly half-a-billion dollars.”

Akamai delivered the following financial results for the second quarter ended June 30, 2017:

Revenue: Revenue was $609 million, a 6% increase over second quarter 2016 revenue of $572 million and a 7% increase when adjusted for foreign exchange.*

Customer Revenue by Division(2):

•	Web Division revenue was $315 million, up 15% year-over-year and up 16% when adjusted for foreign exchange*

•	Media Division revenue was $276 million, down 2% year-over-year and down 1% when adjusted for foreign exchange*

•	Enterprise and Carrier Division revenue was $18 million, up 9% year-over-year and up 10% when adjusted for foreign exchange*

Revenue by Solution Category(3):

•	Performance and Security Solutions revenue was $376 million, up 15% year-over-year and up 16% when adjusted for foreign exchange*

•	Cloud Security Solutions revenue, a component of Performance and Security, was $115 million, up 32% year-over-year and up 34% when adjusted for foreign exchange*

•	Media Delivery Solutions revenue was $179 million, down 9% year-over-year and when adjusted for foreign exchange*

•	Services and Support Solutions revenue was $54 million, up 12% year-over-year and up 13% when adjusted for foreign exchange*

Revenue by Geography:

•	U.S. revenue was $403 million, up 2% year-over-year

•	International revenue was $206 million, up 16% year-over-year and up 19% when adjusted for foreign exchange*

Revenue from Internet Platform Customers(1):

•	Revenue from Internet Platform Customers was $51 million, down 17% year-over-year and when adjusted for foreign exchange*

•	Revenue excluding Internet Platform Customers was $558 million, up 9% year-over-year and up 10% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $87 million, a 21% decrease from second quarter 2016. GAAP operating margin for the second quarter was 14%, down 5 percentage points from the same period last year.

Non-GAAP income from operations* was $147 million, a 6% decrease from second quarter 2016. Non-GAAP operating margin* for the second quarter was 24%, down 3 percentage points from the same period last year.

Net income: GAAP net income was $58 million, a 22% decrease from second quarter 2016. Non-GAAP net income* was $108 million, a 4% decrease from second quarter 2016.

EPS: GAAP EPS was $0.33 per diluted share, a 21% decrease from second quarter 2016 and an 18% decrease when adjusted for foreign exchange.* The year-over-year GAAP EPS growth rate, when adjusted for both foreign exchange* and the dilutive impact of the Company's acquisition of Soasta, Inc.,* was an increase of 1%.

Non-GAAP EPS was $0.62 per diluted share, a 3% decrease from second quarter 2016 and flat when adjusted for foreign exchange.* The year-over-year non-GAAP EPS growth rate, when adjusted for both foreign exchange* and the dilutive impact of the Company's acquisition of Soasta, Inc.,* was an increase of 4%.

Adjusted EBITDA*: Adjusted EBITDA was $224 million, a 3% decrease from second quarter 2016. Adjusted EBITDA margin* was 37%, down 3 percentage points from second quarter of 2016.

Other second quarter 2017 results:

•	Cash from operations was $225 million, or 37% of revenue

•	Cash, cash equivalents and marketable securities as of June 30, 2017 was $1.4 billion

•	The Company spent $105 million to repurchase 2.0 million shares of its common stock at an average price of $52.06 per share

•	The Company had approximately 172 million shares of common stock outstanding as of June 30, 2017

*	See Use of Non-GAAP Financial Measures below for definitions

(1)	Internet Platform Customers – Six customers that are large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

(2)    Customer revenue by division – A customer-focused reporting view that reflects revenue from customers that are managed by the division. During the first quarter of 2017, the divisional categorization of certain customers was adjusted based on how those customer categorizations are currently being managed. The historical presentation of divisional revenue was revised in order to reflect the most recent categorization and to provide a comparable view for all periods presented.

(3)	Revenue by solution category – A product-focused reporting view that reflects revenue by solution purchased

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 45211864. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 45211864. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
As the world’s largest and most trusted cloud delivery platform, Akamai makes it easier for its customers to provide the best and most secure digital experiences on any device, anytime, anywhere.  Akamai’s massively distributed platform is unparalleled in scale with over 200,000 servers across 130 countries, giving customers superior performance and threat protection. Akamai’s portfolio of web and mobile performance, cloud security, enterprise access, and video delivery solutions are supported by exceptional customer service and 24/7 monitoring.  To learn why the top financial institutions, e commerce leaders, media & entertainment providers, and government organizations trust Akamai please visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$352,501	$324,169
Marketable securities	330,620	512,849
Accounts receivable, net	395,865	368,596
Prepaid expenses and other current assets	159,371	104,303
Total current assets	1,238,357	1,309,917
Property and equipment, net	856,039	801,017
Marketable securities	731,781	779,311
Goodwill	1,356,623	1,228,503
Acquired intangible assets, net	184,041	149,463
Deferred income tax assets	7,448	8,982
Other assets	114,750	95,953
Total assets	$4,489,039	$4,373,146
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$91,741	$76,120
Accrued expenses	222,023	238,777
Deferred revenue	73,772	52,972
Other current liabilities	11,528	6,719
Total current liabilities	399,064	374,588
Deferred revenue	3,848	3,758
Deferred income tax liabilities	21,762	11,652
Convertible senior notes	651,400	640,087
Other liabilities	125,793	118,691
Total liabilities	1,201,867	1,148,776
Total stockholders' equity	3,287,172	3,224,370
Total liabilities and stockholders' equity	$4,489,039	$4,373,146

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenue	$608,908	$609,237	$572,135	$1,218,145	$1,139,860
Costs and operating expenses:
Cost of revenue(1) (2)	214,650	205,703	206,323	420,353	401,059
Research and development(1)	53,373	52,162	37,690	105,535	78,532
Sales and marketing(1)	119,432	113,566	103,223	232,998	205,434
General and administrative(1) (2)	123,518	115,009	107,538	238,527	209,821
Amortization of acquired intangible assets	7,753	7,569	6,711	15,322	13,427
Restructuring charges	2,971	—	470	2,971	7,288
Total costs and operating expenses	521,697	494,009	461,955	1,015,706	915,561
Income from operations	87,211	115,228	110,180	202,439	224,299
Interest income	4,281	4,624	3,393	8,905	6,713
Interest expense	(4,646)	(4,597)	(4,639)	(9,243)	(9,292)
Other income (expense), net	563	(684)	415	(121)	226
Income before provision for income taxes	87,409	114,571	109,349	201,980	221,946
Provision for income taxes	29,637	33,641	35,714	63,278	73,453
Net income	$57,772	$80,930	$73,635	$138,702	$148,493

Net income per share:
Basic	$0.33	$0.47	$0.42	$0.80	$0.84
Diluted	$0.33	$0.46	$0.42	$0.80	$0.84

Shares used in per share calculations:
Basic	172,674	173,158	175,499	172,916	175,951
Diluted	173,439	175,171	176,420	174,305	176,980

(1) Includes stock-based compensation (see supplemental table for figures)
(2) Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Cash flows from operating activities(1):
Net income	$57,772	$80,930	$73,635	$138,702	$148,493
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	89,206	86,533	85,114	175,739	165,783
Stock-based compensation	41,269	38,986	34,911	80,255	66,652
Provision for deferred income taxes	7,396	31,972	1,713	39,368	2,785
Amortization of debt discount and issuance costs	4,646	4,597	4,639	9,243	9,292
Other non-cash reconciling items, net	1,738	(129)	749	1,609	3,501
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	12,273	(30,146)	1,880	(17,873)	17,786
Prepaid expenses and other current assets	(3,043)	(47,065)	(7,510)	(50,108)	(10,991)
Accounts payable and accrued expenses	6,399	(23,940)	44,659	(17,541)	12,282
Deferred revenue	(470)	10,876	1,473	10,406	12,126
Other current liabilities	2,385	3,516	95	5,901	6,971
Other non-current assets and liabilities	5,062	(13,512)	3,011	(8,450)	1,062
Net cash provided by operating activities	224,633	142,618	244,369	367,251	435,742
Cash flows from investing activities:
Cash paid for acquired businesses, net of cash acquired	(197,191)	(10)	—	(197,201)	—
Purchases of property and equipment and capitalization of internal-use software development costs	(97,005)	(91,181)	(78,141)	(188,186)	(160,481)
Purchases of short- and long-term marketable securities	(88,913)	(92,306)	(288,742)	(181,219)	(384,585)
Proceeds from sales and maturities of short- and long-term marketable securities	88,978	324,138	227,234	413,116	352,343
Other non-current assets and liabilities	(19)	(1,230)	842	(1,249)	(1,512)
Net cash (used in) provided by investing activities	(294,150)	139,411	(138,807)	(154,739)	(194,235)
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock plans	8,150	17,530	8,745	25,680	27,095
Employee taxes paid related to net share settlement of stock-based awards	(7,417)	(33,921)	(5,914)	(41,338)	(32,410)
Repurchases of common stock	(105,148)	(72,467)	(90,985)	(177,615)	(199,710)
Other non-current assets and liabilities	(1,096)	—	—	(1,096)	—
Net cash used in financing activities	(105,511)	(88,858)	(88,154)	(194,369)	(205,025)
Effects of exchange rate changes on cash and cash equivalents	5,210	4,979	(3,676)	10,189	689
Net (decrease) increase in cash and cash equivalents	(169,818)	198,150	13,732	28,332	37,171
Cash and cash equivalents at beginning of period	522,319	324,169	312,912	324,169	289,473
Cash and cash equivalents at end of period	$352,501	$522,319	$326,644	$352,501	$326,644

(1) On January 1, 2017, the Company adopted Accounting Standards Update No. 2016-09, Improvements to Employee Share-Based Payment Accounting. Under this standard, excess tax benefits are no longer classified as a reduction of cash flows from operating activities. The Company retrospectively adopted this standard and revised cash flows from operating activities by $1.5 million and $2.6 million for the three and six months ended June 30, 2016, respectively. The increase caused a corresponding decrease to cash flows from financing activities.

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY SOLUTION CATEGORY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenue by solution category(1):
Performance and Security Solutions	$375,807	$369,148	$326,642	$744,955	$642,505
Media Delivery Solutions	178,905	187,396	197,077	366,301	403,016
Services and Support Solutions	54,196	52,693	48,416	106,889	94,339
Total revenue	$608,908	$609,237	$572,135	$1,218,145	$1,139,860
Cloud Security Solutions revenue	$115,135	$109,758	$86,980	$224,893	$167,640
Revenue growth rates year-over-year:
Performance and Security Solutions	15%	17%	16%	16%	16%
Media Delivery Solutions	(9)	(9)	(9)	(9)	(7)
Services and Support Solutions	12	15	18	13	17
Total revenue	6%	7%	6%	7%	7%
Cloud Security Solutions revenue growth rates	32%	36%	42%	34%	44%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Performance and Security Solutions	16%	18%	16%	17%	16%
Media Delivery Solutions	(9)	(9)	(10)	(9)	(7)
Services and Support Solutions	13	15	17	14	17
Total revenue	7%	8%	6%	8%	7%
Cloud Security Solutions revenue growth rates	34%	37%	42%	35%	44%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY DIVISION

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Customer revenue by division(3):
Web Division	$314,988	$304,686	$273,891	$619,674	$540,558
Media Division	276,071	285,401	281,937	561,472	567,551
Enterprise and Carrier Division	17,849	19,150	16,307	36,999	31,751
Total revenue	$608,908	$609,237	$572,135	$1,218,145	$1,139,860
Revenue growth rates year-over-year:
Web Division	15%	14%	14%	15%	15%
Media Division	(2)	—	(2)	(1)	(1)
Enterprise and Carrier Division	9	24	24	17	28
Total revenue	6%	7%	6%	7%	7%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	16%	15%	13%	16%	15%
Media Division	(1)	1	(2)	—	(1)
Enterprise and Carrier Division	10	24	25	17	28
Total revenue	7%	8%	6%	8%	7%

(1) See customer revenue by solution category definition in press release
(2) See Use of Non-GAAP Financial Measures below for a definition
(3) See customer revenue by division definition in press release

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY GEOGRAPHY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenue by geography:
U.S.	$403,085	$406,565	$395,085	$809,650	$792,368
International	205,823	202,672	177,050	408,495	347,492
Total revenue	$608,908	$609,237	$572,135	$1,218,145	$1,139,860
Revenue growth rates year-over-year:
U.S.	2%	2%	(1)%	2%	1%
International	16	19	25	18	24
Total revenue	6%	7%	6%	7%	7%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
U.S.	2%	2%	(1)%	2%	1%
International	19	21	24	20	25
Total revenue	7%	8%	6%	8%	7%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA FOR INTERNET PLATFORM CUSTOMERS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenue from Internet Platform Customers(2)	$51,169	$51,367	$61,497	$102,536	$134,002
Revenue excluding Internet Platform Customers	557,739	557,870	510,638	1,115,609	1,005,858
Total revenue	$608,908	$609,237	$572,135	$1,218,145	$1,139,860
Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	(17)%	(29)%	(36)%	(23)%	(30)%
Revenue excluding Internet Platform Customers	9	13	15	11	15
Total revenue	6%	7%	6%	7%	7%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
Revenue from Internet Platform Customers	(17)%	(29)%	(36)%	(23)%	(30)%
Revenue excluding Internet Platform Customers	10	13	15	12	15
Total revenue	7%	8%	6%	8%	7%

(1) See Use of Non-GAAP Financial Measures below for a definition
(2) See Internet Platform Customers definition in press release

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL FINANCIAL DATA

	Three Months Ended			Six Months Ended
(in thousands, except end of period statistics)	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Stock-based compensation:
Cost of revenue	$5,074	$4,685	$4,553	$9,759	$8,523
Research and development	9,614	9,029	6,752	18,643	13,190
Sales and marketing	13,951	15,157	13,259	29,108	25,611
General and administrative	12,630	10,115	10,347	22,745	19,328
Total stock-based compensation	$41,269	$38,986	$34,911	$80,255	$66,652

Depreciation and amortization:
Network-related depreciation	$59,170	$56,844	$58,615	$116,014	$113,789
Other depreciation and amortization	17,727	18,209	15,717	35,936	30,888
Depreciation of property and equipment	76,897	75,053	74,332	151,950	144,677
Capitalized stock-based compensation amortization	3,972	3,471	3,628	7,443	6,885
Capitalized interest expense amortization	584	440	443	1,024	794
Amortization of acquired intangible assets	7,753	7,569	6,711	15,322	13,427
Total depreciation and amortization	$89,206	$86,533	$85,114	$175,739	$165,783

Capital expenditures, excluding stock-based compensation and interest expense(1)(2):
Purchases of property and equipment	$64,522	$56,500	$50,726	$121,022	$100,793
Capitalized internal-use software development costs	40,957	37,085	36,288	78,042	71,460
Total capital expenditures, excluding stock-based compensation and interest expense	$105,479	$93,585	$87,014	$199,064	$172,253

End of period statistics:
Number of employees	7,084	6,672	6,263

(1) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS, NET INCOME AND NET INCOME PER DILUTED SHARE

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Income from operations	$87,211	$115,228	$110,180	$202,439	$224,299
GAAP operating margin	14%	19%	19%	17%	20%
Amortization of acquired intangible assets	7,753	7,569	6,711	15,322	13,427
Stock-based compensation	41,269	38,986	34,911	80,255	66,652
Amortization of capitalized stock-based compensation and capitalized interest expense	4,556	3,911	4,071	8,467	7,679
Restructuring charges	2,971	—	470	2,971	7,288
Acquisition-related costs (benefits)	3,057	(208)	361	2,849	282
Legal matter costs	—	—	101	—	890
Operating adjustments	59,606	50,258	46,625	109,864	96,218
Non-GAAP income from operations	$146,817	$165,486	$156,805	$312,303	$320,517
Non-GAAP operating margin	24%	27%	27%	26%	28%

Net income	$57,772	$80,930	$73,635	$138,702	$148,493
Operating adjustments (from above)	59,606	50,258	46,625	109,864	96,218
Amortization of debt discount and issuance costs	4,646	4,597	4,639	9,243	9,292
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(13,974)	(15,467)	(12,832)	(29,441)	(24,155)
Non-GAAP net income	$108,050	$120,318	$112,067	$228,368	$229,848

GAAP net income per diluted share	$0.33	$0.46	$0.42	$0.80	$0.84
Amortization of acquired intangible assets	0.04	0.05	0.04	0.09	0.08
Stock-based compensation	0.24	0.22	0.20	0.46	0.38
Amortization of capitalized stock-based compensation and capitalized interest expense	0.03	0.02	0.02	0.05	0.04
Restructuring charges	0.02	—	—	0.02	0.04
Acquisition-related costs (benefits)	0.02	—	—	0.02	—
Legal matter costs	—	—	—	—	0.01
Amortization of debt discount and issuance costs	0.03	0.03	0.03	0.05	0.05
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.08)	(0.09)	(0.07)	(0.17)	(0.14)
Non-GAAP net income per diluted share	$0.62	$0.69	$0.64	$1.31	$1.30

Shares used in diluted per share calculations	173,439	175,171	176,420	174,305	176,980

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net income	$57,772	$80,930	$73,635	$138,702	$148,493
Interest income	(4,281)	(4,624)	(3,393)	(8,905)	(6,713)
Provision for income taxes	29,637	33,641	35,714	63,278	73,453
Depreciation and amortization	76,897	75,053	74,332	151,950	144,677
Amortization of capitalized stock-based compensation and capitalized interest expense	4,556	3,911	4,071	8,467	7,679
Amortization of acquired intangible assets	7,753	7,569	6,711	15,322	13,427
Stock-based compensation	41,269	38,986	34,911	80,255	66,652
Restructuring charges	2,971	—	470	2,971	7,288
Acquisition-related costs (benefits)	3,057	(208)	361	2,849	282
Legal matter costs	—	—	101	—	890
Amortization of debt discount and issuance costs	4,646	4,597	4,639	9,243	9,292
Other (income) expense, net	(563)	684	(415)	121	(226)
Adjusted EBITDA	$223,714	$240,539	$231,137	$464,253	$465,194
Adjusted EBITDA margin	37%	39%	40%	38%	41%

Use of Non-GAAP Financial Measures
In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

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Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and are unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

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Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

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Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions.

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Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and estimated costs of exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

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Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In February 2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rate of the convertible senior notes was approximately 3.2%. This is a result of the debt discount recorded for the conversion feature that is required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instrument. The debt discount is amortized as interest expense together with the issuance costs of the debt. All of Akamai's interest expense is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

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Legal matter costs – Akamai has incurred losses from the settlement of legal matters and costs with respect to its internal U.S. Foreign Corrupt Practices Act ("FCPA") investigation in addition to the disgorgement Akamai was required to pay to resolve it. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

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Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per share – Non-GAAP net income divided by basic weighted average or diluted common shares outstanding. Basic weighted average shares outstanding are those used in GAAP net income per share calculations. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transaction entered into in connection with the issuance of $690 million of convertible senior notes due 2019. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transaction and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. Unless and until Akamai's weighted average stock price is greater than $89.56, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; foreign exchange gains and losses; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.

Impact of Foreign Currency Exchange Rates – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

EPS growth rates, adjusted for the Soasta acquisition – Earnings per share adjusted for the April 6, 2017 acquisition of Soasta, Inc.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected revenue growth and future profitability levels. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.